Exhibit 99.1

EVERI to Acquire Assets of Video King, a Leading Integrated Electronic Bingo Gaming Device and Systems Provider
Expands Addressable Market for Everi’s Digital Content

LAS VEGAS – (April 11, 2023) – Everi Holdings Inc. (NYSE: EVRI) (“Everi” or the “Company”), a premier provider of land-based and digital casino gaming content and products, financial technology and player loyalty solutions, today announced that it has entered into a purchase agreement to acquire certain assets of VKGS LLC (“Video King”), a privately-owned leading provider of integrated electronic bingo gaming tablets, video gaming content, instant win games, and systems for cash consideration of approximately $59 million to be paid at closing, subject to customary net working capital adjustments. Everi expects to complete the transaction within 60 days, subject to customary closing conditions. The acquisition, which will include the majority of Video King’s assets, will be funded from existing cash on hand and is expected upon closing to be immediately additive to the Company’s Adjusted EBITDA and Free Cash Flow.

The acquisition is expected to provide Everi with complementary assets and an established customer base to enable additional growth in its Games segment. Currently licensed in approximately 60 jurisdictions, Video King is expected to expand the addressable market for Everi’s player-popular digital gaming content. Subject to regulatory requirements, an estimated 20% of Video King’s installed base of portable e-gaming tablets may be enabled to provide players with traditional bingo games and Class II video poker, slots and instant win games, as well as with a digital wallet and loyalty products. Video King generated revenue of more than $25 million in 2022, primarily from recurring revenues generated by an installed base of more than 50,000 portable electronic bingo tablets in tribal casinos, commercial casinos, charitable bingo halls, military bases and cruise lines, as well as from the sale of traditional bingo equipment and consumable products.

“Over the past several years, we have had great success with executing on acquisitions that grow our product capabilities and the markets we serve,” said Randy Taylor, Everi Chief Executive Officer. “During this time, we have established a track record of successfully scaling up acquisitions that have delivered an attractive return on investment and helped drive strong cash flow. We are highly confident that by helping to elevate our current Games, FinTech and Digital solutions with and adjacent to our established customer base, the acquisition of Video King will meet those same criteria and offer Everi with another lever for growth.”

“Video King provides Everi with an expansive new channel to deploy our growing catalog of digital iGames, as well as enhance the player experience by incorporating our digital wallet and loyalty products, while adding a new source to generate recurring revenue,” said Tim Richards, Everi Executive Vice President, Chief Strategy and Digital Officer. “With an expanding demographic audience looking to engage in increased social and leisure activities, we see a significant opportunity to collaborate with the Video King team to develop new gaming content and play enhancements to optimize player engagement and drive increased customer traffic.”

“We are confident that as part of Everi, Video King will be in a very strong position to expand our product offerings to provide our long-time loyal customer base new enhanced games for our tribal, charitable and military markets,” said Tim Stuart, Chief Executive Officer and a co-founder of Video King. “The combination of Everi’s games and other digital offerings with our strong electronic bingo base create a unique opportunity to accelerate future growth.”

GLC Advisors & Co. is acting as exclusive financial advisor to Video King on the transaction.

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About Everi

Everi’s mission is to lead the gaming industry through the power of people, imagination, and technology. As one of the largest suppliers of technology solutions for the casino floor that also has an expanding focus in adjacent industries, our commitment is to continually develop products and services that provide gaming entertainment, improve our customers’ patron engagement, and help our customers operate their businesses more efficiently. We develop entertaining game content, gaming machines, and gaming systems and services for land-based and iGaming operators. Everi is a leading innovator and provider of trusted financial technology solutions that power casino floors, improve casinos’ operational efficiencies, and fulfill regulatory compliance requirements. The Company also develops and supplies player loyalty tools and mobile-first applications that drive increased patron engagement for our customers and venues in the casino, sports, entertainment, and hospitality industries. For more information, please visit www.everi.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance, but instead are based only on our current beliefs, expectations, and assumptions regarding the future of our business, plans and strategies, projections, anticipated events and trends, the economy, and other future conditions, as of the date this press release is issued. Forward-looking statements often, but do not always, contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “future,” “assume,” “estimate,” “meets,” “seek,” “project,” “may,” “can,” “could,” “should,” or “will” and other words and terms of similar meaning. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein. We undertake no obligation to update or publicly revise any forward-looking statements as a result of new information, future developments or otherwise, except as required by law.

Examples of forward-looking statements include, but are not limited to, statements regarding successfully performing our obligations required by the purchase agreement; the timing, consummation, and benefits of the acquisition, including future operating and financial results, addressable market, and anticipated synergies; creating incremental value for our shareholders; and the adoption of our products and technologies.

Forward-looking statements are subject to inherent risks, uncertainties, and changes in circumstances that are often difficult to predict and many of which are beyond our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Factors that could cause them to do so include, but are not limited to: an occurrence, event, change, or other circumstances resulting in the termination of the purchase agreement; the inability to complete the transaction because of a failure to satisfy conditions to closing set forth in the purchase agreement; disruptions of current plans and operations as a result of the announcement, pendency, or consummation of the acquisition; costs related to the acquisition; changes in applicable laws or regulations; and the factors discussed in “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”). This release should be read in conjunction with our Annual Report and with the information included in our other press releases, reports and filings with the SEC. Understanding the information contained in these filings is important in order to fully understand our reported financial results and our business outlook for future periods.

Contacts

Everi Media Relations:
Dona Cassese Mike Young
VP, Marketing Corporate Communications
(702) 556-7133 or dona.cassese@everi.com (702) 518-9179 or mike.young@everi.com

Everi Investor Relations:
William Pfund Jennifer Hills
SVP, Investor Relations VP, Investor Relations
702-676-9513 or william.pfund@everi.com 908-723-5841 or jennifer.hills@everi.com

JCIR
Richard Land or James Leahy
212-835-8500 or evri@jcir.com

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